UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2018

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas 76262
(Address of Principal Executive Offices)

888-998-2468
(Registrant’s Telephone Number, Including Area Code)

None
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement.
Production Line Expansion Design, Procurement and Construction Contract

On February 9, 2018, Farmer Bros. Co., a Delaware corporation (the “Company”), and The Haskell Company, as builder (“Haskell”), entered into Task Order No. 6 pursuant to the Standard Form of Agreement between Owner and Design-Builder (AIA Document A141-2014 Edition) between the Company and Haskell dated October 23, 2017. The Standard Form of Agreement serves as a master service agreement (“MSA”) between the Company and Haskell and does not contain any actual work scope or compensation amounts, but instead contemplates a number of project specific task orders (the “Task Orders”) to be executed between the parties, which will define the scope and price for particular projects to be performed under the pre-negotiated terms and conditions contained in the MSA.  The MSA expires on December 31, 2021 (provided that any Task Order that is not finally complete at such time will remain in effect until completion).

Task Order 6 covers the expansion of the Company’s production lines (the “Project”) in its recently completed corporate headquarters, product development lab and manufacturing and distribution operations facility in Northlake, Texas (the “New Facility”). Task Order 6 includes (i) pre-construction services to define the Company’s criteria for the industrial capacity expansion Project, (ii) specialized industrial design services for the Project, (iii) specialty industrial equipment procurement and installation, and (iv) all construction services necessary to complete any modifications to the New Facility in order to accommodate the production line expansion, and to provide power to that expanded production capability. While the Company and Haskell have previously executed Task Orders 1-5, Task Order 6 includes the work and services to be performed under Task Orders 1-5 and, accordingly, Task Orders 1-5 have been superseded and voided by Task Order 6.

Task Order 6 is a guaranteed maximum price contract. Specifically, the maximum price payable by the Company to Haskell under Task Order 6 for all of Haskell’s services, equipment procurement and installation, and construction work in connection with the Project is $19,256,785.08 (which is subject to adjustment in accordance with the terms of the MSA).

The foregoing description of the MSA and Task Order 6 does not purport to be complete, and is qualified in its entirety by reference to the MSA and Task Order 6, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 1.01 above is hereby incorporated herein by reference.

The Project is expected to be completed by the end of the second quarter of fiscal 2019. In fiscal 2018, the Company anticipates paying between $5.6 million to $8.0 million in capital expenditures associated with the Project, with the balance of up to the guaranteed maximum price expected to be paid in fiscal 2019. The Project is expected to increase packaging and processing capacity and capabilities at the New Facility. The Company expects to fund these expenditures through cash flows from operations and borrowings under its revolving credit facility.

As provided in General Instruction B.2. of Form 8-K, the information furnished pursuant to Item 7.01 of this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Cautionary Statement Regarding Forward-Looking Statements.

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements.” When used in this report, the words “will,” “expects,” “anticipates,” “estimates,” “believes,” and similar expressions, and statements which are made in the future tense or refer to future events or developments are intended to identify such forward-

looking statements. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the Company’s plans to expand packaging and processing capacity and capabilities at the New Facility and the timing and results thereof. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in our most recent annual, periodic and current reports filed with the Securities and Exchange Commission (the “SEC”). In addition, there can be no assurance that the Company will be able to complete the Project in a timely manner, or realize the contemplated benefits resulting from the increase in packaging and processing capacity and capabilities at the New Facility, which could adversely impact the Company’s business, operating results, and financial condition. We intend these forward-looking statements to speak only at the time of this report and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Standard Form of Agreement between Owner and Design-Builder (AIA Document A141-2014 Edition), dated as of October 23, 2017, between Farmer Bros Co. and The Haskell Company.

10.2	Project Specific Task Order Release Form No. 006, dated as of February 9, 2018, between Farmer Bros Co. and The Haskell Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    February 15, 2018

FARMER BROS. CO.
By:	/s/ David G. Robson
David G. Robson
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Standard Form of Agreement between Owner and Design-Builder (AIA Document A141-2014 Edition), dated as of October 23, 2017, between Farmer Bros Co. and The Haskell Company.

10.2	Project Specific Task Order Release Form No. 006, dated as of February 9, 2018, between Farmer Bros Co. and The Haskell Company.